2015 Shareholders' Meeting

April 23, 2015

UNITY BANCORP INC

Unity's Accomplishments in 2014

- Total Assets – 9.5% increase
- Total Loans – 12.2% increase
  - 10.6% increase in commercial loans
  - 21.3% increase in mortgage loans
  - 28.1% increase in consumer loans
- Noninterest-bearing deposits up 12.3%
- Reported earnings of $6.4 million to common stockholders, a 55.3% increase over prior year
- Diluted EPS of $0.81 vs. $0.53 in 2013

Unity's 2014 Highlights

- Record Commercial Loan growth
- Significant growth in Residential Mortgage Division
- Rollout of construction lending product
- Continued improvement in deposit product mix
- Capital raise of $6.3 million oversubscribed

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Expand the Mortgage Division – Target 15% growth rate in purchased transactions
- Expansion of SBA Division – Increase 7A Volume to $30 million
- Growth in core deposits of at least 5%
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group – EPS growth of 10% per year

Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



New York
Newark
Jersey City
Elizabeth
Hoboken
Bayonne
West Orange
Livingston
East Orange
Summit
Irvington
Kearny
Rahway
Carteret
Edison
Perth Amboy
Sayreville
New Brunswick
East Brunswick
Old Bridge
Middletown
Metuchen
Woodbridge
Watchung
Bridgewater
Somerville
Bedminster
Long Valley
Washington
Belvidere
Oxford
Easton
Clinton
High Bridge
Lambertville
Princeton
Hopewell
Plainsboro
Kendall Park
Manville
Raritan
Readington
Franchtown
Milford
Kingwood
Harmony
Morristown
Mendham
Madison
Chatham
Berkeley Heights
New Providence
Kenilworth
Clark
Warren
Hillsborough
Pennington
Nazareth
Wilson

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Middlesex County and Hunterdon County rank #1 and #2 in New Jersey

(dollars in thousands)

County	Unity Branches	Unity Deposits	State of NJ Population 2014 Actual	State of NJ Population Density (pop./sq.mi.)	State of NJ Household Income 2014 Median
Hunterdon, NJ	3	$304,071	$126,016	295	$97,113
Middlesex, NJ	4	$193,626	$831,782	2,694	$75,361
Union, NJ	3	$117,065	$549,011	5,341	$68,442
Somerset, NJ	2	$91,819	$330,216	1,094	$95,114
Warren, NJ	2	$58,729	$106,883	300	$68,194
Northampton, PA	1	$29,031	$300,165	812	$59,154
Unity Aggregate	15	$794,341			
State of New Jersey Totals			2,244,073	10,536	463,378

Recent Financial Performance

Key Bank Ratios

	For the year ended 12/31/2014	
	Unity	**Public Banks $500 million - $1.5 billion**
Return on average assets	0.70%	0.80%
Return on average equity	10.28%	7.61%
Net interest margin	3.53%	3.59%
Efficiency Ratio	67.90%	70.80%

Summary Balance Sheet

(dollars in millions)

	2014	2013	2012
Assets	$ 1,009	$ 921	$ 820
Total Loans	762	679	587
Deposits	794	739	649
Total Equity	70	57	78

Loan Mix

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$616
$593
$587
$679
$762
8%
24%
21%
46%
8%
21%
23%
48%
8%
18%
23%
51%
7%
13%
27%
53%
8%
10%
29%
53%
2010Y
2011Y
2012Y
2013Y
2014Y
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Commercial and SBA Loan Area

(dollars in thousands)



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$306,705
$396,942
$63,716
$28,756
$40,454
$32,001
$52,081
$24,152
New Jersey
New York
Pennsylvania
Other
2007
2014

Mortgage Loan Originations

(dollars in millions)



Mortgage Growth
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
$68.2
$52.7
$15.5
$79.4
$52.6
$26.8
$133.6
$110.3
$23.3
$153.7
$88.4
$65.3
$129.8
$38.7
$91.1
2010
2011
2012
2013
2014
Purchases
Refinances

Asset Quality Continues to Improve

NPLs / Loans



6.00%
4.00%
2.00%
0.00%
4.26%
0.74%
3.52%
5.89%
2.05%
3.84%
5.63%
2.65%
2.98%
4.17%
1.92%
2.25%
1.75%
0.26%
1.49%
2010
2011
2012
2013
2014
TDRs
Nonperforming Loans

5 Year Deposit Trend

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$-
$655
$643
$648
$738
$794
$91
$101
$114
$136
$153
$181
$159
$125
$205
$212
$383
$383
$409
$397
$429
2010
2011
2012
2013
2014
Interest-bearing deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2014		2013	
Net Interest Income	$ 30.1		$ 27.4	
Provision for Loan Losses	2.6		2.3	
Noninterest Income	6.7		6.6	
Noninterest Expense	24.7		24.0	
Provision for Income Taxes	3.1		2.6	
Net Income	$ 6.4		$ 5.1	
Diluted Earnings Per Share	$ 0.81		$ 0.53	
Return on Average Assets	0.70	%	0.61	%
Return on Average Equity	10.28		7.22	
Net Interest Margin	3.53		3.53	

Net Interest Income & Net Interest Margin

(dollars in millions)

- Despite the interest rate environment, we have focused on growing revenue and protecting the net interest margin



$40MM
$30MM
$20MM
4.00%
2.00%
0.00%
3.67%
3.76%
3.62%
3.53%
3.53%
$30.0MM
$29.0MM
$27.4MM
$27.4MM
$30.1MM
2010Y
2011Y
2012Y
2013Y
2014Y
Net Interest Income
NIM

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$7MM
$5MM
$3MM
20%
15%
10%
5%
0%
14.2%
15.5%
19.5%
18.2%
17.0%
$5.0MM
$5.4MM
$6.8MM
$6.2MM
$6.3MM
2010Y
2011Y
2012Y
2013Y
2014Y
Noninterest Income
Noninterest Income / Revenue

Noninterest Income

(dollars in thousands)

	12/31/14	12/31/13
Branch fee income	$ 1,469	$ 1,505
Service and loan fee income	1,260	1,370
Gain on sale of SBA loans held for sale, net	975	628
Gain on sale of mortgage loans	1,139	1,650
BOLI income	559	347
Net security gains	433	390
Other income	844	714
Total Noninterest Income	$ 6,679	$ 6,604

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$30MM
$25MM
$20MM
3.5%
2.5%
1.5%
0.5%
2.88%
3.00%
3.02%
2.88%
2.69%
$25.0MM
$24.5MM
$24.3MM
$24.0MM
$24.7MM
2010Y
2011Y
2012Y
2013Y
2014Y
Noninterest Expense
Noninterest Expense / Average Assets

Noninterest Expense

(dollars in thousands)

	12/31/14	12/31/13
Compensation and benefits	$ 12,750	$ 12,251
Occupancy	2,478	2,571
Processing and communications	2,461	2,309
Furniture and equipment	1,510	1,478
Professional services	748	828
Loan costs	**780**	**822**
OREO expenses	**485**	**458**
Deposit insurance	677	666
Advertising	**998**	**747**
Other expenses	1,801	1,867
Total Noninterest Expense	$ 24,688	$ 23,997

Profitability Progression

Diluted Earnings per Share



$0.80
$0.60
$0.40
$0.20
$0.00
$0.10
$0.13
$0.34
$0.53
$0.81
2010Y
2011Y
2012Y
2013Y
2014Y

Tangible Book Value Per Share



$8.00
$7.50
$7.00
$6.50
$6.87
$7.04
$7.42
$7.35
$8.18
2010Y
2011Y
2012Y
2013Y
2014Y

Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.

Market Price



$9.50
$8.00
$6.50
$5.00
$3.50
$6.05
$6.40
$6.24
$7.66
$9.43
2010
2011
2012
2013
2014

Capital Ratios



Unity
FDIC-Insured Commercial Banks
Leverage Ratio
12.00%
8.00%
4.00%
0.00%
2010
2011
2012
2013
2014
Tier 1 Risk-Based Capital Ratio
15.00%
10.00%
5.00%
0.00%
2010
2011
2012
2013
2014
Total Risk-Based Capital Ratio
16.00%
12.00%
8.00%
4.00%
0.00%
2010
2011
2012
2013
2014

Note: 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Improving bank fundamentals
- ✓ Positioned for economic rebound
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL